UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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FREQUENCY ELECTRONICS, INC.

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FREQUENCY ELECTRONICS, INC.

55 Charles Lindbergh Boulevard

Mitchel Field, New York 11553

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on October 25, 2018

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Frequency Electronics, Inc. (the “Company”) will be held at the offices of the Company, 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, on the 25th day of October 2018, at 10:00 A.M., Eastern Daylight Time, for the following purposes:

1.	To elect seven (7) directors to serve until the next Annual Meeting of the Stockholders and until their respective successors shall have been elected and qualified;

2.	To consider and act upon ratifying the appointment of EisnerAmper LLP as independent auditors for the fiscal year ending April 30, 2019;

3.	To conduct a non-binding advisory vote on executive compensation; and

4.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only stockholders of record as of the close of business on September 14, 2018, the date fixed by the Board of Directors as the record date for the meeting, are entitled to notice of, and to vote at, the meeting.

By order of the Board of Directors

/s/Steven L. Bernstein

STEVEN L. BERNSTEIN

Chief Financial Officer

Mitchel Field, New York

September 24, 2018

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.  YOUR VOTE IS VERY IMPORTANT.  WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED.  YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

FREQUENCY ELECTRONICS, INC.

55 Charles Lindbergh Boulevard

Mitchel Field, New York 11553

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To be held on October 25, 2018

This Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Frequency Electronics, Inc., a Delaware corporation (hereinafter called the “Company”), for use at the 2018 annual meeting of its stockholders (the “Annual Meeting”) to be held at the office of the Company, 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, on the 25th day of October 2018, at 10:00 A.M., Eastern Daylight Time, or any adjournment or adjournments thereof.  This Proxy Statement together with the accompanying Annual Report on Form 10-K for the fiscal year ended April 30, 2018, as amended, and the Proxy Card will first be mailed to stockholders on or about September 24, 2018.  Only stockholders of record as of the close of business on September 14, 2018, are entitled to notice of, and to vote at, the Annual Meeting.

The Board may use the services of the Company’s directors, officers and other regular employees to solicit proxies personally or by telephone and may request brokers, fiduciaries, custodians and nominees to send proxies, proxy statements and other materials to their principals and reimburse them for their out-of-pocket expenses in so doing.  The cost of solicitation of proxies, which it is estimated will not exceed $7,500, will be borne by the Company. Each proxy duly executed and returned to the Company is revocable. The procedure a stockholder must follow to revoke its proxy depends on how such stockholder hold its shares.  Registered holders of Common Stock may revoke a previously submitted proxy by submitting another valid later-dated proxy or by providing a signed letter of revocation to the Corporate Secretary of the Company before the closing of the polls at the Annual Meeting. Only the latest-dated validly executed proxy will count. Stockholders also may revoke any previously submitted proxy by attending the Annual Meeting and voting their shares in person. Note that simply attending the Annual Meeting without taking one of the above actions will not revoke a proxy. In general, stockholders holding shares in street name may revoke a previously submitted voting instruction by submitting to their custodian another valid voting instruction or a signed letter of revocation. Stockholders holding shares in street name should contact their custodian for detailed instructions on how to revoke their voting instruction and the applicable deadlines.

Voting Securities and Votes Required

The Board has fixed the close of business on September 14, 2018, as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). As of the Record Date, the Company had outstanding 8,729,682 shares of common stock, $1.00 par value per share (“Common Stock”) (excluding 297,082 treasury shares).  Each share of Common Stock entitles the record holder thereof to one vote on each matter brought before the Annual Meeting.  No shares of preferred stock were outstanding as of the Record Date.  A majority of the outstanding shares of Common Stock, represented in person or by proxy, constitutes a quorum.  Rights of appraisal or similar rights of dissenters are not available to stockholders of the Company with respect to any matter to be acted upon at the Annual Meeting.

A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the meeting for the purpose of determining the presence of a quorum.  A “broker non-vote” will also be counted for the purpose of determining the presence of a quorum.  A “broker non-vote” occurs when a beneficial owner whose shares are held of record by a broker does not instruct the broker how to vote those shares and the broker does not otherwise have discretionary authority to vote on a particular matter. Brokers are not permitted to vote shares without instructions on proposals that are not considered “routine.” Accordingly, brokers are entitled to vote on Proposal Number 2 (the ratification of the independent auditors), which is considered a “routine” matter, but brokers are not entitled to vote on Proposal Number 1 (the election of directors) or Proposal Number 3 (advisory vote on executive compensation). In order to avoid a broker non-vote on these proposals, a beneficial owner whose shares are held of record by a broker must send voting instructions to that broker.

Broker non-votes will have no effect on the outcome of the election of directors or the advisory vote on executive compensation.  Likewise, stockholder abstentions will have no effect on the outcome of the election of directors, the ratifying of the appointment of the independent auditors or the advisory vote on executive compensation.

If you are a stockholder whose shares are registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent, and you return a signed Proxy Card without giving specific voting instructions, then the individuals designated as proxyholders on the Proxy Card will vote your shares in accordance with the recommendations of the Board: (i) “FOR” the election of each of the seven Board nominees listed herein, (ii) “FOR” the ratification of the appointment of EisnerAmper as the Company’s independent auditors for the fiscal year ending April 30, 2019, and (iii) “FOR” the approval of the non-binding advisory vote on the Company’s executive compensation.

Please vote your proxy so your vote can be counted.

It is expected that the following business will be considered at the meeting and action will be taken thereon.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, stockholders will be asked to elect seven (7) directors (“Director(s)”) to the Board to hold office until the 2019 annual meeting of the Company’s stockholders (the “2019 Annual Meeting”) and until their respective successors are elected and qualified.  Cumulative voting is not permitted.  The table below includes each Director nominee’s principal occupation, age and year first elected to the Board. Each Director nominee served as a Director during fiscal year 2018 and, except for Mr. Brolin, was elected at the 2017 annual meeting of the Company’s stockholders (the “2017 Annual Meeting”). Mr. Brolin was appointed to the Board on November 20, 2017.

Although it is not anticipated that any of the individuals listed below will be unable or unwilling to stand for election, in the event of such an occurrence, submitted Proxies may be voted for a substitute designated by the Board. However, in lieu of designating a substitute, the Board may reduce the number of directors.

The director nominees are as follows:

Name of Director	Principal Occupation	Age	Year First Elected
Joel Girsky	Retired President, Chief Executive Officer and director of Jaco Electronics, Inc.	79	1986
Lance W. Lord (1)	Chairman and Chief Executive Officer of L2 Aerospace (General, U.S. Air Force – Retired)	72	2016
Stanton D. Sloane	President and Chief Executive Officer of the Company	68	2016
Russell M. Sarachek	Managing Director of Contra Capital Management LLC	55	2016
Richard Schwartz	Retired Chief Executive Officer and Chairman of ATK	82	2004
Jonathan Brolin	Founding and Managing Partner, Edenbrook Capital, LLC	45	2017
Martin B. Bloch	Chief Scientist of the Company and Executive Chairman of the Board of Directors	82	1961

(1)

General Lord was appointed to the Board pursuant to a Settlement Agreement, dated September 13, 2016, (the “Settlement Agreement”) by and among the Company, on the one hand, and Mr. Ryan Levenson, Privet Fund LP, Privet Fund Management LLC, and General Lord, on the other hand.  Pursuant to the Settlement Agreement and subject to the terms, conditions and exceptions contained therein, the Company nominated General Lord for election to the Board at the 2017 Annual Meeting and recommended and solicited for his election at the 2017 Annual Meeting in the same manner as for the other nominees nominated by the Board.  The full text of the Settlement Agreement was included as Exhibit 10.1 to the Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on September 16, 2016. This year, General Lord is being nominated for election to the Board at the Annual Meeting independent of the Settlement Agreement.

All Directors hold office for a one-year period or until their successor is elected and qualified.

The Board has determined that Messrs. Brolin, Girsky, Lord, Sarachek and Schwartz are “independent,” as defined in the listing standards of the NASDAQ Stock Market (“NASDAQ”).  The composition of the Board, consisting of two (2) officers of the Company (Mr. Bloch and Dr. Sloane) and the five (5) independent directors, complies with the listing requirements of the NASDAQ.

Nominees for Election as Directors

JOEL GIRSKY, age 79, has served as a Director of the Company since October 1986 and was Chairman of the Board from July 2016 until May 1, 2018. Until September 2017 he was the President, Chief Executive Officer and a director of Jaco Electronics, Inc. where he served in such capacity for over forty years.  Mr. Girsky also serves as the Chairman of the Company's Audit Committee. Mr. Girsky's knowledge of the Company through his service as a director of the Company, as well as his experience as the chief executive officer of a publicly-traded electronics business, allow him to bring valuable insight and knowledge to the Board.

LANCE W. LORD, age 72, has served as a Director of the Company since September 2016. General Lord is the Founder and Chairman of L2 Aerospace, an innovative company to shape and influence the business competition in the dynamic and emerging commercial, civil and defense aerospace markets. General Lord is the former Commander of Air Force Space Command (“AFSPC”) and CEO of ASTROTECH Space Operations.  While with AFSPC at Peterson Air Force Base in Colorado, General Lord was responsible for the development, acquisition and operation of Air Force space and missile weapon systems. Overseeing a global network of satellite command and control, communications, missile warning and launch facilities to ensure the combat readiness of the U.S. intercontinental ballistic missile force, he led more than 39,700 personnel who provided combat capabilities to North American Aerospace Defense Command and U.S. Strategic Command. General Lord was the recipient of several prestigious military decorations throughout his 37-year military career – including the Distinguished Service Medal, Legion of Merit and the Defense Meritorious Service Medal. General Lord retired from the Air Force in 2006.  General Lord is a member of the Board of Directors of Aerojet Rocketdyne Holdings (NYSE:AJRD). General Lord is also a Senior Associate of the Four Star Group, a senior advisor to US Global HF Net, LLC, a member of the Iridium Corporation’s Government Advisory Board, an emeritus member of the Board of Directors for the Challenger Learning Center in Colorado Springs, Colorado, a Trustee of the Falcon Foundation, Chairman of the Board of Advisors of USO Colorado Springs and President of the Association of Air Force Missileers.  General Lord served as a member of the President’s Space-Based Position, Navigation and Timing Advisory Board from 2011 to 2013.  He is also a senior advisor to Chandra Space Technologies and Skeyeon Space Systems. General Lord’s unique experience as Commander, Air Force Space Command, as well as his other Air Force and commercial activities provides key insights for the Board, particularly as it relates to future space platforms and relevant technologies.

STANTON D. SLOANE, age 68, has served as a Director of the Company since August 2016.  On May 1, 2018, Dr. Sloane was named President and Chief Executive Officer of the Company. Prior to being named President and Chief Executive Officer, Dr. Sloane had served as the Chief Operating Officer of the Company since September 2017. Dr. Sloane was President and Chief Executive Officer of Comtech Telecommunications Corp. (Nasdaq: CMTL) from January 2015 until September 2016 and a director of Comtech from January 2012 until September 2016.  Prior to joining Comtech, Dr. Sloane was President and CEO and a Director of Decision Sciences International Corporation, a privately-held advanced security and detection systems company, from August 2011 through January 2015.  Prior to that, he served as President and CEO and a Directors of SRA International, Inc. (“SRA”), an information solutions company. He served as President and CEO of SRA from April 2007 through July 2011, during which time he helped lead the sale of SRA to a private equity firm.  Prior to joining SRA, he was Executive Vice President of Lockheed Martin's Integrated Systems & Solutions from June 2004 until April 2007.  He began his business career with General Electric Aerospace in 1984 and progressed through engineering, program management, and business development assignments in a variety of General Electric Aerospace and subsequently Lockheed Martin businesses.  He also served as an officer in the U.S. Navy from 1976 until 1981.  Dr. Sloane holds a bachelor's degree in Professional Studies (Aeronautics) from Barry University, a master's degree in Human Resources Management from Pepperdine University, and a Doctor of Management degree from the Weatherhead Business School at Case Western Reserve University. Dr. Sloane’s experience as the Company’s Chief Operating Officer, now Chief Executive Officer, as well as his prior leadership roles in the aerospace and defense industry provide valuable insights into Company operations and efficiency, as well as strategy for further developing Defense Department business.

RUSSELL M. SARACHEK, age 55, has served as a Director of the Company since August 2016. Mr. Sarachek has served as the Managing Director of Contra Capital Management, LLC since 2002.  Mr. Sarachek served as director for 6 years of Breeze-Eastern Corp, an aerospace/defense manufacturer, which was sold to TransDigm Corp. in 2016.  From 1992 to 2002, he held various positions, including Executive Vice President and director of mergers and acquisitions at Groupe Schneider, a global manufacturer and distributor of electrical equipment and industrial controls. Mr. Sarachek has extensive knowledge in corporate governance practices for public companies and has a range of aerospace and defense industry involvements that help strengthen the Board's collective qualifications, skills, and experience.

RICHARD SCHWARTZ, age 82, has served as a Director of the Company since 2004.  He was a trustee and chairman of the Finance Committee of Cooper Union in New York City, a position he held from 2004 through 2008.  Prior to his retirement in 2000, Mr. Schwartz was Chief Executive Officer and Chairman of ATK.  He served in senior executive positions at ATK and predecessor companies beginning in 1990.  Prior to that, Mr. Schwartz had been president of the Rocketdyne division of Rockwell International, a company he first joined in 1957.  Mr. Schwartz was part of the originator team on GPS where he was the satellite Program Manager for Rockwell and was elected to the GPS Hall of Fame.  Mr. Schwartz also serves on the board of directors of Astronautics Corporation of America.  Mr. Schwartz's extensive industry experience, his prior board and executive management experience and his demonstrated leadership capabilities allow him to bring valuable insight and knowledge to the Board.

JONATHAN BROLIN, age 45, has served as a Director of the Company since November 2017, and as Lead Independent Director since May 2018. Mr. Brolin is the Founder and Managing Partner of Edenbrook Capital, LLC, which he founded in 2011. Edenbrook takes a private equity approach to public markets, principally through concentrated, long-term investments in small and mid-cap companies. Mr. Brolin has over 20 years of experience in public and private equity investing and investment banking. In addition, Mr. Brolin serves as an Adjunct Professor of Finance at Fordham’s Gabelli School of Business, where he teaches Advanced Topics in Value Investing. He earned his MBA from Columbia Business School, where he was a member of the Beta Gamma Sigma Honor Society. Mr. Brolin earned his BA from the University of Pennsylvania, where he was a Benjamin Franklin Scholar and General Honors Student. Mr. Brolin’s extensive business and investment banking experience and his demonstrated leadership capacities allow him to bring valuable insight and knowledge to the Board.

MARTIN B. BLOCH, age 82, has served as a Director of the Company and of its predecessor since 1961.  Mr. Bloch has served as the Company’s Chief Scientist since May 1, 2018. Prior to being named Chief Scientist, he served continuously since 1961 as the Company's President and, except for December 1993 through October 1998, as its Chief Executive Officer.  Previously, he served as chief electronics engineer of the Electronics Division of Bulova Watch Company.  Mr. Bloch's current service as Chief Scientist and his long-tenured service as the President and Chief Executive Officer of the Company allows him to bring to the Board in-depth knowledge of the Company's business, operations, employees and strategic opportunities.

Family Relationships

There are no family relationships between any Director and executive officer.

Involvement in Certain Legal Proceedings

No Director, executive officer, significant employee or control person of the Company has been involved in any legal proceeding listed in Item 401(f) of Regulation S-K in the past 10 years.

Transactions with Related Persons

There were no transactions between the Company and any related persons during the fiscal year ended April 30, 2018.

Compensation of Directors:

Prior to November 8, 2017, Directors who were not officers of the Company received an annual honorarium of $18,000 and $2,500 for attendance at each Board meeting or meeting of a Board committee of which he was a member ($1,500 if such attendance is telephonic). In addition, the chairman of the Audit Committee received an annual stipend of $10,000. The Board revised the compensation for Directors effective as of November 8, 2017. Thereafter, directors who are not officers of the Company receive an annual fee not to exceed $25,000 per year. In addition, the chairman of the Audit Committee receives an annual stipend of $8,000 and the chairman of the Compensation Committee receives an annual stipend of $4,000. Company officers do not receive additional compensation for their service on the Board or for attendance at Board meetings or committee meetings.  Directors who are not officers do not participate in Company-sponsored deferred compensation programs.

The table below reflects director fees paid to directors who are not officers of the Company during the fiscal year ended April 30, 2018.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Equity-based Awards (1)(2)	Total ($)
Joel Girsky	$35,500	$0	$35,500
S. Robert Foley (4)	14,000	0	14,000
Russell Sarachek	26,500	0	26,500
Richard Schwartz	28,500	0	28,500
Stanton D. Sloane (6)	14,000	0	14,000
Lance W. Lord	26,500	0	26,500
Ryan J. Levenson (3)	14,000	0	14,000
Jonathan Brolin (5)	12,500	0	12,500

(1)   The amounts in this column do not represent actual cash payments, but represent the aggregate grant date fair value of stock appreciation rights (“SARs”) awarded during the fiscal year ended April 30, 2018 computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.  The assumptions used in determining the grant date fair values of these awards are set forth in the notes to the Company's consolidated financial statements, which are included in its Annual Report on Form 10-K for the year ended April 30, 2018, as filed July 30, 2018 with the SEC.

(2)   The Company did not award SARs to any Directors during fiscal year 2018 as compensation for their service on the Board.

(3)  On September 12, 2017, Mr. Levenson resigned from the Board.

(4)  On November 20, 2017, Admiral Foley retired from the Board.

(5) On November 20, 2017, Mr. Brolin joined the Board.

(6) On September 12, 2017, Dr. Sloane joined the Company as the Chief Operating Officer, at which time he stopped receiving director fees for his service on the Board. Dr. Sloane was subsequently named President and Chief Executive Officer of the Company.

Vote Required and Board Recommendation

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by holders of shares of Common Stock represented at the Annual Meeting and entitled to vote is required for the election of directors.  The seven nominees receiving the highest number of FOR votes will be elected. Abstentions will be counted as present for the purposes of determining a quorum but are not counted as votes cast. Broker non-votes, if any, will be counted as present for the purposes of determining a quorum but are not counted as votes cast.

THE BOARD DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” EACH OF THE COMPANY’S DIRECTOR NOMINEES.

PROPOSAL NO. 2

APPOINTMENT OF INDEPENDENT AUDITORS

The Board, upon recommendation of the Audit Committee, has appointed the firm of EisnerAmper LLP (“EisnerAmper”), independent accountants, to be the Company's external auditors for the fiscal year ending April 30, 2019, and recommends to stockholders that they vote for ratification of that appointment.

It is anticipated that a representative of EisnerAmper will be present at the Annual Meeting.  Such representative will be given the opportunity to make a statement and will be available to respond to appropriate questions.

In connection with the audits of the Company's financial statements for the years ended April 30, 2018 and 2017 and the subsequent interim period through July 31, 2018, there have been no disagreements with EisnerAmper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EisnerAmper, would have caused EisnerAmper to make reference thereto in their reports on the Company's financial statements for such years.

No reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K occurred during the years ended April 30, 2018 and 2017 and the subsequent interim period through July 30, 2018.

During the Company’s two fiscal years ended April 30, 2018 and 2017 and the subsequent interim period through July 30, 2018, the Company has not consulted with EisnerAmper or any predecessor firms regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

AUDIT AND NON-AUDIT FEES

The following table presents the aggregate fees and expenses paid or accrued by the Company for professional services rendered by the Company’s auditors, EisnerAmper, in fiscal years 2018 and 2017.  Other than as set forth below, no professional services were rendered or fees billed by EisnerAmper during fiscal years 2018 and 2017.

Service	2018	2017
Audit Fees (1)	$345,000	$360,000
Audit-Related Fees (2)	31,000	25,000
Tax Fees (3)	-	40,0000
All Other Fees (4)	-	-
TOTAL	$376,000	$425,000

________________________

(1)

Audit fees consist of professional services rendered for the audit of the Company’s annual financial statements, the reviews of the quarterly financial statements, issuance of consents and assistance with and review of documents filed with the SEC.

(2)

Other audit-related services provided by EisnerAmper include the annual audit of the Company’s employee benefit plans as well as accounting consultations regarding significant transactions during the fiscal year.

(3)

Tax fees consist of fees for services rendered to the Company for tax compliance, tax planning and advice. The fiscal year 2016 tax return was prepared by EisnerAmper, subsequent to that Andersen Tax, another accounting firm, has provided these services to the Company

(4)	No other services were performed by EisnerAmper in connection with financial information systems design and implementation or otherwise.

Pre-Approved Services

Prior to engaging EisnerAmper to render the above services during fiscal year 2018, and pursuant to its charter, the Audit Committee approved the engagement for each of the services and determined that the provision of such services by the external auditor was compatible with the maintenance of EisnerAmper's independence in the conduct of its auditing services.

The procedures used by the Audit Committee for the pre-approval of all audit and permissible non-audit services provided by the independent auditors are described below.

Before engagement of EisnerAmper as independent auditors for fiscal year 2018, the independent auditors submitted a detailed description of services expected to be rendered during that year within each of four categories of services to the Audit Committee for approval.

Audit Services include audit work performed on the Company's financial statements, as well as work that generally only the independent auditors can reasonably be expected to provide, including statutory audits, comfort letters, consents and assistance with and review of documents filed with the SEC.

Audit-Related Services are for assurance and related services that are traditionally performed by the independent auditors, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements and discussions surrounding the proper application of financial accounting and/or reporting standards.

Tax Services include all services, except those services specifically related to the audit of the financial statements, performed by the independent auditors' tax personnel, including tax analysis; assisting with coordination of execution of tax related activities, primarily in the area of corporate development; supporting other tax related regulatory requirements; and tax compliance and reporting.  As indicated above, the Company has engaged another accounting firm to provide such services.

Other Services are those associated with services not captured in the other categories.  The Company generally does not request such services from the independent auditors.

Prior to engagement, the Audit Committee pre-approves independent auditor services within each category.  The fees are budgeted and the Audit Committee requires the independent auditors to report actual fees versus the budget periodically throughout the year by category of service.  During the year, circumstances may arise when it may become necessary to engage the independent auditors for additional services not contemplated in the original pre-approval categories.  In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditors.

The Audit Committee may delegate pre-approval authority to one or more of its members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Vote Required and Board Recommendation

Stockholder ratification of the selection of EisnerAmper as the Company’s independent auditor is not required by our Bylaws or otherwise. However, the Board is submitting the selection of EisnerAmper to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain EisnerAmper. Even if the selection is ratified, the Audit Committee in its discretion may appoint a different independent auditor at any time during the year if it is determined that such a change would be in the best interests of the Company and the Company’s stockholders. The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote is required for the ratification of EisnerAmper as the Company's independent auditors for the fiscal year ending April 30, 2019.

THE BOARD DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables the Company’s stockholders to vote to approve, on a non-binding advisory basis, the compensation of the Company’s principal executive officer and two other most highly compensated executive officers (collectively, the “Named Executive Officers”) as disclosed in this Proxy Statement in accordance with SEC rules.

The Company’s objective is to provide a fair and competitive compensation package to its Named Executive Officers that rewards long-term performance and enhances stockholder value.  In order to achieve its goals, the Company is dependent on its ability to attract, retain and motivate individuals who can achieve superior technical, operational and financial results.  This approach has enabled the Company to attract and retain the executive talent that has resulted in increased revenues and profitability in recent years and has established the basis for sustaining such growth in the future.  For an overview of the compensation of the Company’s Named Executive Officers, see the “Executive Compensation” section below.

The Company is asking for non-binding approval of the compensation of its Named Executive Officers as disclosed in this Proxy Statement in accordance with SEC rules, which includes the disclosures under the section “Executive Compensation,” the summary compensation table, the related footnotes and the narrative discussion following the summary compensation table.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s Named Executive Officers and the policies and practices described in this Proxy Statement, as disclosed under the “Executive Compensation” section.  Accordingly, stockholders are asked to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the compensation of the Named Executive Officers as described in the “Executive Compensation” section, the summary compensation tables, the related footnotes and the narrative discussion in the Company’s Proxy Statement for the 2018 Annual Meeting of Stockholders.”

While the Company intends to carefully consider the voting results of this proposal, this vote is advisory and therefore not binding on the Company, the Compensation Committee or the Board.  Accordingly, and given that some of the compensation to be paid is a contractual obligation with the applicable executives, regardless of the outcome of this advisory vote, such compensation may still be payable.  The Board and the Compensation Committee value the opinions of the Company’s stockholders, and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required and Board Recommendation

The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote is required for advisory approval of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE SEC’S EXECUTIVE COMPENSATION DISCLOSURE RULES.

PROPOSALS OF STOCKHOLDERS

In accordance with the rules promulgated by the SEC, a stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with the 2019 Annual Meeting of Stockholders must submit such proposal to the Company no later than May 27, 2019.

Assuming that the Company’s 2019 Annual Meeting is held on schedule, the Company must receive notice of a stockholder’s intention to introduce a nomination or other item of business at that meeting no earlier than June 27, 2019, and no later than July 27, 2019.  Stockholder proposals delivered before June 27, 2019 or after July 27, 2019 will be considered untimely.  The business of the Company’s 2019 Annual Meeting shall not include voting on any stockholder nominee or proposal if proper notice as to such nominee or proposal is not properly delivered to the Company in accordance with these deadlines and the Company’s Bylaws.

EXECUTIVE OFFICERS

The executive officers hold office until the annual meeting of the Board following the annual meeting of stockholders, subject to earlier removal by the Board.

The names of all executive officers of the Company and all positions and offices with the Company which they presently hold are as follows:

Stanton D. Sloane	-	President, Chief Executive Officer and Director
Martin B. Bloch	-	Chief Scientist
Markus Hechler	-	Executive Vice President, President of FEI Government Systems, Inc. and Secretary and Treasurer
Oleandro Mancini	-	Senior Vice President, Business Development
Steven Strang	-	President, FEI-Zyfer
James Davis	-	President, FEI-Elcom Tech
Thomas McClelland	-	Vice President, Advanced Development
Adrian Lalicata	-	Vice President, RF & Microwave Systems
Steven L. Bernstein	-	Chief Financial Officer

Stanton D. Sloane, age 68, has been a Director of the Company since August 2016 and was elected President and Chief Executive Officer effective May 1, 2018. Prior to his election as President and Chief Executive Officer, he served as the Chief Operating Officer of the Company since September 2017.  Prior to joining the Company, Dr. Sloane was President and Chief Executive Officer of Comtech Telecommunications Corp. from January 2015 until September 2016 and a director of Comtech from January 2012 until September 2016.  Prior to joining Comtech, Dr. Sloane was President and CEO and a Director of Decision Sciences International Corporation, a privately-held advanced security and detection systems company, from August 2011 through January 2015.  Prior to that, he served as President and CEO and a Directors of SRA, an information solutions company. He served as President and CEO of SRA from April 2007 through July 2011, during which time he helped lead the sale of SRA to a private equity firm.  Prior to joining SRA, he was Executive Vice President of Lockheed Martin's Integrated Systems & Solutions from June 2004 until April 2007

Martin B. Bloch, age 82, has been a Director of the Company and of its predecessor since 1961.  Mr. Bloch has served as the Company’s Chief Scientist since May 1, 2018. Prior to being named Chief Scientist, Mr. Bloch served as the Company’s President and Chief Executive Officer and has held such positions since inception of the Company, except for the period from December 1993 through October 1998 when General Franklin held the CEO position.  Previous to forming the Company, Mr. Bloch served as chief electronics engineer of the Electronics Division of Bulova Watch Company.

Markus Hechler, age 72, joined the Company in 1967.  He was elected to the position of Executive Vice President in February 1999, prior to which he served as Vice President, Manufacturing since 1982.  In October 2001, he was named President of the Company’s subsidiary, FEI Government Systems, Inc.  He has served as Assistant Secretary since 1978, and in April 2016 was appointed Secretary and Treasurer.

Oleandro Mancini, age 69, joined the Company in August 2000 as Vice President, Business Development and was promoted to Senior Vice President, Business Development in 2010.  Prior to joining the Company, Mr. Mancini had served as Vice President, Sales and Marketing at Satellite Transmission Systems, Inc. since 1998 and from 1995 to 1998 as Vice President, Business Development at Cardion, Inc., a Siemens A.G. company.  From 1987 to 1995, he held the position of Vice President, Engineering at Cardion, Inc.

Steven Strang, age 54, was named President of FEI-Zyfer, Inc., effective May 1, 2005.  Previously, Mr. Strang was Executive Vice President of this subsidiary and its predecessor companies where he has served for 20 years in various technical and management positions.

James Davis, age 65, is the President of FEI-Elcom Tech, Inc. which the Company acquired in February 2012.  Mr. Davis was named an officer of the Company in October 2013.  Mr. Davis became the president of Elcom Technologies, Inc., the pre-acquisition company, on September 20, 2007.  Prior to joining FEI-Elcom Tech, Inc. and its predecessors, Mr. Davis held leadership positions at other technology companies including as a General Manager of Hewlett Packard’s (Agilent) Semiconductor Systems Center, Vice President and General Manager of Schlumberger Technologies N.A. and Vice President and General Manager of Gretag Macbeth LLC.  Mr. Davis also held the rank of Captain as a U.S. Army Special Forces Team Commander.

Thomas McClelland, age 63, joined the Company as an engineer in 1984 and was elected Vice President, Commercial Products in March 1999.  In fiscal year 2011, Mr. McClelland’s title was modified to Vice President Advanced Development to describe his expanded role in the Company.

Adrian Lalicata, age 71, joined the Company in 2006 as Vice President, RF & Microwave Systems.  Prior to joining the Company, Mr. Lalicata served as Vice President of Engineering at Herley-CTI and Communication Techniques, a Dover Company.  Mr. Lalicata has served as Director of Engineering at Microphase Corp. and Adcomm, Inc.  He also held leading engineering positions at Loral Electronic Systems, Cardion Electronics, and Airborne Instruments Laboratories.

Steven L. Bernstein, age 53, joined the Company in April 2010 as its Controller and was appointed to the position of Chief Financial Officer in April 2016.  Prior to joining the Company, Mr. Bernstein worked in the North America accounting group of Arrow Electronics Company, a Fortune 500 electronics distributor.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 31, 2018, information concerning the beneficial ownership of the Common Stock held by (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company's Directors and nominees for director, (iii) each of the Company's Named Executive Officers, and (iv) all directors and executive officers of the Company as a group:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Edenbrook Capital, LLC (4) 2 Depot Plaza Bedford Hills, New York 10507	1,430,355	16.4%

Kennedy Capital Management, Inc. (7) 10629 Olive Blvd.
St. Louis, MO 63141
	602,076	6.9%
Dimensional Fund Advisors LP (3)
6300 Bee Cave Road, Bldg One
Austin, TX 78746	682,228	7.8%

Frequency Electronics, Inc.
401(k) Savings Plan (6)
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553	669,325	8.6%

Martin B. Bloch (8) (9) c/o Frequency Electronics, Inc.
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553	1,018,777	11.7%

Russell M. Sarachek (5)
c/o Contra Capital Management, LLC
945 Fifth Avenue
New York, New York 10021	396,917	4.6%

Lance W. Lord (9)
1110 Trumpeters CT.E.
Monument, CO 80132	2,550	less than 1%

Joel Girsky (9)
c/o Frequency Electronics, Inc.
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553	96,050	1.1%

Richard Schwartz (9)
4427 Golf Course Dr.
Westlake Village, CA 91362	71,050	less than 1%

Jonathan Brolin (4)
c/o Frequency Electronics, Inc.
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553	1,430,355	16.4%

Stanton D. Sloane (9)
c/o Frequency Electronics, Inc.
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553	2,500	less than 1%

Markus Hechler (9) c/o Frequency Electronics, Inc.
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553	71,362	less than 1%

Oleandro Mancini (9) c/o Frequency Electronics, Inc.
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553	94,156	1.1%

All executive officers
and directors as a group (9)
(14 persons)	3,641,900	41.7%

Notes:

(1)   Each person has sole voting and investment power over the shares reported, except as noted.

(2)   Based on 8,729,682 shares outstanding as of July 31, 2018.

(3)   As reported in a Form 13F for the quarter ended June 30, 2018, filed by Dimensional Fund Advisors LP (“Dimensional”), which is an investment advisor registered under the Investment Advisors Act of 1940.  Per a Schedule 13G/A filing dated February 9, 2018, Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager to certain other commingled group trusts and separate accounts.  Per the Form 13F, in its role as investment advisor or manager, Dimensional possesses investment power over 682,288 shares and voting authority over 674,582 shares that are owned by such investment companies, commingled group trusts and separate accounts, and Dimensional disclaims beneficial ownership of such securities.

(4)  As reported in a Schedule 13D/A dated April 9, 2018, filed collectively by Edenbrook Capital, LLC, Edenbrook Long Only Value Fund LP and Jonathan Brolin. The principal business of Edenbrook Capital, LLC is that of investment manager to certain private investment funds; Edenbrook Long Only Value Fund LP is a Delaware limited partnership with respect to the Common Stock owned by such private investment funds; and Jonathan Brolin is the Managing Member of Edenbrook Capital, LLC and, as such, is in the position to determine the investment and voting decisions made by Edenbrook Capital, LLC. Each of Jonathan Brolin, Edenbrook Capital, LLC and Edenbrook Long Only Value Fund LP each specifically disclaim beneficial ownership in these shares, except to the extent of their pecuniary interest therein.

(5)   Mr. Sarachek is deemed to be the indirect beneficial owner of 392,283 shares owned by Contra Capital Management, LLC, of which he is the sole managing member, by virtue of his having sole investment discretion and voting control over the shares.

(6)  Represents shares of stock held by the Frequency Electronics, Inc. 401(k) Savings Plan, a profit sharing plan and trust under section 401(k) of the Internal Revenue Code of 1986 (the “401(k) Savings Plan”), all of which shares have been allocated to the individual accounts of employees of the Company (including the Named Executive Officers).  In May 2015, the Frequency Electronics, Inc. ESOP Trust (the “Trust”) for the Company's Employee Stock Ownership Plan (“ESOP”) was merged into the 401(k) Savings Plan.  All ESOP shares allocated to the individual accounts of employees of the Company were re-allocated to the individual accounts (including those of the Named Executive Officers) in the 401(k) Savings Plan.

(7)  As reported in a Schedule 13G dated February 13, 2018, filed by Kennedy Capita Management, Inc.

(8)  Includes 71,000 shares owned by members of Mr. Bloch's immediate family, 197,748 shares held by a partnership over which Mr. Bloch maintains discretionary control and 39,600 shares held in trust for Mr. Bloch's wife for which General Franklin, the Company’s former CEO, is the trustee.  Mr. Bloch disclaims beneficial ownership of such shares.

(9)  Includes the number of shares which, as at July 31, 2018, were deemed to be beneficially owned by the persons named below, by way of their respective rights to acquire beneficial ownership of such shares within 60 days through (i) the exercise of options or SARs; (ii) the automatic termination of a trust, discretionary account, or similar arrangement; or (iii) by reason of such person's having sole or shared voting powers over such shares.  The following table sets forth for each person named below the total number of shares which may be so deemed to be beneficially owned by him and the nature of such beneficial ownership:

Name	Profit Sharing Plan & Trust 401(k) (a)	ISO, NQSO or SAR Shares (b)
Martin B. Bloch	32,079	338,579
Jonathan Brolin	-	-
Markus Hechler	15,862	70,862
Oleandro Mancini	6,597	89,097
Joel Girsky	-	71,000
Richard Schwartz	-	71,000
Lance W. Lord	-	2,500
Stanton D. Sloane	-	2,500
Russell M. Sarachek	-	-
All Directors and Officers as a Group (14 persons)	79,948	913,448

(a) Includes all shares allocated under the Company's 401(k) Savings Plan including those shares allocated from the former ESOP plan following the May 2015 plan merger.  This plan permits eligible employees, including officers, to defer a portion of their income through voluntary contributions to the plan.  Under the provisions of the plan, the Company made discretionary matching contributions of the Company's Common Stock.  All participants in the plan become fully vested in the Company contribution after six years of employment.  All of the officers named above are fully vested in the shares attributable to their accounts.  Upon the allocation of shares to an employee's 401(k) Savings Plan account, either the Company or the employee may direct the 401(k) Savings Plan trustees in the exercise of the voting rights of such shares.

(b) All amounts in this column represent the number of shares that may be obtained upon exercise of SARs in which the officers are fully vested or may become vested within 60 days of July 31, 2018.  Such grants have been made under the Company's 2005 Stock Award Plan.  For the individual grants, exercise prices and expiration dates for the Named Executive Officers, see “Outstanding Equity Awards at Fiscal Year-End.”

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, officers and any person who is the beneficial owner of more than 10% of the Company’s equity securities (“10% stockholder”) to file reports of ownership and reports of changes in ownership of the Company’s Common Stock and other equity securities with the SEC.  Directors, executive officers and 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.  Based on a review of the copies of such reports furnished to it, the Company believes that during the fiscal year ended April 30, 2018, the Company’s Directors, officers and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

CERTAIN INFORMATION AS TO COMMITTEES AND MEETINGS OF THE BOARD

During the past fiscal year, four (4) meetings of the Board were held.  Each of the Company’s Directors attended, in person or telephonically, all of the meetings of the Board and all of the meetings of committees of the Board of which such director was a member that were held during the past fiscal year.

In addition to attendance at Board meetings, the Board encourages, but does not require, all Directors to attend annual meetings of the Company’s stockholders.  All of the Company’s directors attended the 2017 Annual Meeting except one who participated telephonically.

Audit Committee

The Audit Committee consists of the following five independent Directors:  Messrs. Brolin, Girsky, Lord, Sarachek and Schwartz.  Each of these directors is independent in accordance with the independence standards for audit committee membership set forth in Section 10A(m)(3) of the Exchange Act and the listing standards of the NASDAQ, upon which the Company’s Common Stock is listed and trades.  The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements.  In addition, the Board has determined that Mr. Girsky, chairman of the Audit Committee, satisfies the SEC’s criteria as an “audit committee financial expert.”  Each of Mr. Levenson and Mr. Sloane were members of the Audit Committee until September 12, 2017.  Mr. Levenson resigned from the audit committee at the same time he resigned from the Board.  Dr. Sloane resigned from the Audit Committee upon his appointment to Chief Operating Officer of the Company and subsequently to President and Chief Executive Officer.

The Audit Committee has procedures in place to receive, retain and handle complaints received regarding accounting, internal controls or auditing matters and to allow for the confidential and anonymous submission by anyone of concerns regarding questionable accounting or auditing matters.

The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements.  The functions of the Audit Committee include, without limitation, (i) responsibility for the appointment, compensation, retention and oversight of the Company’s independent auditors, (ii) review and pre-approval of all audit and non-audit services provided to the Company by the independent auditors, other than as may be allowed by applicable law, and (iii) review of the annual audited and quarterly consolidated financial statements.  The Audit Committee Charter, which describes all of the Audit Committee’s responsibilities, is posted on the Company’s website at http://www.frequencyelectronics.com.

The Audit Committee held four (4) meetings during the last fiscal year.  For the Audit Committee’s report, see “Report of the Audit Committee,” below.

Compensation Committee

The Compensation Committee consists of the following five independent directors: Messrs. Brolin, Girsky, Lord, Sarachek and Schwartz. The Compensation Committee Charter, which describes all of the Compensation Committee’s responsibilities, is posted on the Company’s website at http://www.frequencyelectronics.com.  The Compensation Committee is responsible for determining remuneration arrangements for the highest paid executives and overseeing the Company's stock option, bonus and other incentive compensation plans.  The Compensation Committee may not delegate these responsibilities.  Because the fiscal year 2018 remuneration arrangements for the Company’s highest paid executives remained largely unchanged from fiscal year 2017, the Compensation Committee held one (1) meeting during fiscal year 2018.  Each of Mr. Levenson and Mr. Sloane were members of the Compensation Committee until September 12, 2017.  Mr. Levenson resigned from the Compensation Committee at the same time he resigned from the Board.  Mr. Sloane resigned from the Compensation Committee upon his appointment to Chief Operating Officer of the Company and subsequently to President and Chief Executive officer.

The Company’s President and Chief Executive Officer, Dr. Sloane, recommends to the Compensation Committee base salary, bonus payouts from the short-term incentive pool and long-term incentive grants for the Company’s officers (other than himself) and other eligible employees (see “Executive Compensation” below).  Dr. Sloane makes these recommendations to the Compensation Committee based on input from the Company’s Human Resources Manager using compensation data as described below, as well as qualitative judgments regarding individual performance.  The Compensation Committee reviews and considers Mr. Sloane’s recommendations prior to making its own recommendations to the Board.  Mr. Sloane is not involved with any aspect of determining his own pay.

In order to assess whether the compensation program that the Company provides to its executive officers is competitive, the Company’s Human Resources department annually participates in a survey of electronics companies in the New York metropolitan area.  This survey compares base salaries by job type as well as benefits offered by other companies in the electronics industry.  The Compensation Committee has established salaries and benefits which are in the mid-range of those companies which participate in this survey.

Director Nominations

The Company does not have a formal nominating or corporate governance committee because the Board has determined it is in the best interest of the Company for the entire Board to fulfill such responsibilities.  New director nominations, which are infrequent, and compliance with corporate governance rules, are reviewed and approved by the independent directors of the entire Board.  By Board resolution, the Company has determined that if a new director is to be nominated, the independent directors of the Board (currently Messrs. Foley, Girsky, Lord, Sarachek and Schwartz) will conduct interviews of qualified candidates and, as appropriate, will recommend selected individuals to the Board.  The independent Directors consider director candidates based on criteria approved by the Board, including such individuals' backgrounds, skills, expertise, accessibility and availability to serve constructively and effectively on the Board.  The Board has no formal policy on the consideration to be given to diversity in the nomination process, other than to seek candidates who have skills and experience that are appropriate to the position and complementary to those of the other board members or candidates using the criteria identified above.  The Company may retain a director search firm to assist it in identifying qualified director nominees.

Director Candidates Proposed by Stockholders

The Company will consider recommendations for director candidates submitted in good faith by stockholders of the Company.  A stockholder recommending an individual for consideration by the Board (and the independent directors) must provide (i) evidence of compliance with the stockholder eligibility requirements set forth in the Company’s Bylaws, (ii) the written consent of the candidate(s) for nomination as a director, (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director, and (iv) all information regarding the candidate(s) and the stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board, including, without limitation, name, age, business and residence address and principal occupation or employment during the past five years.  Stockholders should send the required information to the Company at 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, Attention: Corporate Secretary.

For a recommendation to be considered by the Company for the 2019 Annual Meeting of Stockholders, the Company’s Corporate Secretary must receive the recommendation no earlier than June 27, 2019 and no later than 5:00 PM, local time, on July 27, 2019.  Such recommendations must be sent via registered, certified or express mail (or other means that allows the stockholder to determine when the recommendation was received by the Company).  The Company’s Corporate Secretary will send properly submitted stockholder recommendations to the independent directors for consideration at a future meeting.  Individuals recommended by stockholders in accordance with these procedures will receive the same consideration as other individuals evaluated by the independent directors.

CORPORATE GOVERNANCE MATTERS

Communications with Directors

Pursuant to the Board’s customary practice, stockholders and other interested parties may communicate directly with any Director, including any non-management member of the Board, by writing to the attention of such individual at the following address:  Frequency Electronics, Inc., 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, Attention: Corporate Secretary.  The Company’s Corporate Secretary will distribute any stockholder communications received to the Director(s) to whom the letter is addressed or to all of the Directors if addressed to the entire Board.

Communications that are intended for the non-management directors generally should be marked “Personal and Confidential” and sent to the attention of the Lead Independent Director.  The Lead Independent Director will distribute any communications received to the non-management member(s) to whom the communication is addressed.

Executive Sessions of Independent Directors

The independent Directors regularly meet without any management directors or employees present.  Such executive sessions are held at least annually and as often as necessary to fulfill the independent directors’ responsibilities.

Size of Board

The Company’s Bylaws provide that the size of the Board shall consist of not less than three (3) but not more than twelve (12) members, as determined from time to time by the Board.

On September 12, 2017, Mr. Levenson resigned from the Board and all committees thereof. Also on September 12, 2017, Dr. Sloane was appointed to serve as the Chief Operating Officer of the Company, and subsequently as President and Chief Executive Officer, effective as of May 1, 2018.  Dr. Sloane remains on the Board but resigned from the Audit and Compensation Committees as of September 12, 2017 because he is no longer deemed an “independent” director, as defined in the NASDAQ listing standards.

Code of Ethics

All Directors, officers and employees of the Company must act ethically and in accordance with the Company’s Code of Ethics (the “Code of Ethics”).  The Code of Ethics satisfies the definition of “code of ethics” under the rules and regulations of the SEC and is available on the Company’s website at http://www.frequencyelectronics.com.  The Code of Ethics is also available in print to anyone who requests it by writing to the Company at the following address:  Frequency Electronics, Inc., 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, Attention: Ethics Officer.  Annually, the Company’s Directors review the Code of Ethics.

Board Leadership Structure

The positions of Executive Chairman of the Board and Chief Executive Officer are currently held by different persons.  The Company also has a Lead Independent Director, Mr. Brolin.  The Board believes that the current Board structure – including an Executive Chairman, Lead Independent Director and Chief Executive Officer – is in the best interest of the Company and its stockholders.

Board Risk Oversight

The Company’s senior management manages the day-to-day risks facing the Company under the oversight and supervision of the Board, which oversees the Company’s risk management strategy, focusing on the adequacy of the Company’s risk management and mitigation processes.  The Board’s role in the risk oversight process includes receiving regular reports from senior management on areas of material risk, including operational, financial, legal and regulatory and strategic and reputational risks.  The Board receives these reports to enable it to understand the Company’s risk identification, risk management and risk mitigation strategies.  While the entire Board is ultimately responsible for risk oversight at the Company, the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls.  In performing its functions, the Audit Committee has access to management and is able to engage advisors, if deemed necessary.  The Board receives regular reports from the Audit Committee regarding its areas of focus.

REPORT OF THE AUDIT COMMITTEE

The Report of the Audit Committee is not to be considered as filed with the SEC or incorporated by reference into any other filings which the Company makes with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, nor is this information considered as proxy soliciting material.  This portion of this proxy statement is not a part of any of those filings unless otherwise stated in those filings.

The members of the Audit Committee have been appointed by the Board.  The Audit Committee is comprised of five non-employee Directors, each of whom satisfies the independence standards for audit committee membership set forth in Section 10A(m)(3) of the Exchange Act and the independence requirements of the NASDAQ.  The Audit Committee is governed by a charter that has been approved and adopted by the Board and which is reviewed and reassessed annually by the Audit Committee.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board.  Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements for the fiscal year ended April 30, 2018, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.  In addition, management and the independent auditors have represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

The Audit Committee has also discussed with the independent auditors any matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”).  The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit.  The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.  The Audit Committee held four meetings during fiscal year 2018.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended April 30, 2018 for filing with the SEC.

Joel Girsky, Chairman, Audit Committee

Jonathan Brolin

Lance W. Lord

Russel M. Sarachek

Richard Schwartz

Executive Compensation

Summary Compensation Table

The following table sets forth certain information regarding compensation awarded to, earned by or paid to the Company's Named Executive Officers.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus (1)	Option and SAR Awards (2) (3)	Non-Qualified Deferred Compensation Earnings (4)	All Other Compensation (5)	Total
Martin B. Bloch Former President, Chief Executive Officer	2018 2017	$430,769 430,769	$0 150,000	$0 34,085	$0 0	$53,829 78,612	$484,598 693,466

Markus Hechler Executive Vice President, President of FEI Government Systems, Inc. and Secretary and Treasurer	2018 2017	233,980 236,856	0 45,000	0 34,085	0 0	13,935 47,674	247,915 363,615

Oleandro Mancini Senior Vice President, Business Development	2018 2017	236,923 236,923	19,960 80,000	0 34,085	0 0	16,080 37,508	272,963 388,516

Notes:

(1)

The Company pays bonuses based on operating profits at each of its operating units or, in the case of Mr. Bloch, on consolidated pre-tax profits of the Company.  Mr. Hechler is awarded a bonus based on the revenues and operating profits generated by the FEI-NY. Mr. Mancini is awarded a bonus based on the revenues and operating profits generated by the FEI-NY, Gillam-FEI and FEI-Zyfer segments.

(2)

The amounts in this column do not represent actual cash payments to the Named Executive Officers.  Each value primarily (see Note 3 below) represents the aggregate grant date fair market value of SARs awarded by the Company during fiscal year 2017 computed in accordance with FASB ASC Topic 718.  The assumptions used in determining the grant date fair market values of these awards are set forth in the notes to the Company’s consolidated financial statements, which are included in its Annual Report on Form 10-K for the years ended April 30, 2018 and 2017, as filed with the SEC.

(3)

For fiscal year 2017, the amounts include the fair market value of contributions by the Company of Common Stock to the accounts of the Named Executive Officers in the Company’s 401(k) Savings Plan, which may not exceed $3,000 in a calendar year.

(4)

The Company has entered into certain deferred compensation arrangements with key employees (including the Named Executive Officers) providing for the payment of benefits upon retirement or death or upon the termination of employment not for cause.  The change in the actuarially calculated deferred compensation liability to the Company for each of the Named Executive Officers for fiscal years 2018 and 2017 is as follows:  Martin B. Bloch: $267,166 (2018) and $261,123 (2017); Markus Hechler: $(16,219) (2018) and $37,351 (2017); and Oleandro Mancini:  $(10,763) (2018) and $28,078 (2017). The Company made no payments towards these deferred contribution arrangements for the fiscal years ended April 30, 2018 or 2017. These non-cash amounts are included in the Company’s general and administrative expenses for the fiscal years ended April 30, 2018 and 2017, respectively.

(5)	The amounts shown in this column are composed of the following:

Name	Year	Costs of Purchased or Leased Automobile	Health, Life, Disability Insurance & Medical Reimbursement (a)	Additional Life Insurance Premiums (b)	Financial Planning Advice and other (b)	Total All Other Compensation
Martin B. Bloch	2018	$0	$23,068	$24,063	$6,698	$53,829
	2017	8,106	40,642	24,063	5,801	78,612

Markus Hechler	2018	9,501	4,434	0	0	13,935
	2017	10,570	37,104	0	0	44,674

Oleandro Mancini	2018	10,110	5,970	0	0	16,080
	2017	9,303	28,205	0	0	37,508

(a)

All employees of the Company are eligible for health, term life and disability insurance the premiums for which are partially paid by the Company.  For fiscal year 2018, the column only represents reimbursements of medical costs which are available only to officers.

(b)	Mr. Bloch’s compensation includes financial planning advice and Company-paid premiums for additional whole life insurance policies, the beneficiaries of which are Mr. Bloch’s heirs.

Narrative Disclosure of Summary Compensation Table

Short-Term Incentives

The Company maintains short-term incentive bonus programs for certain employees which are based on operating profits and certain other relevant criteria of the individual subsidiaries to which the employees are assigned.  The Company’s employment agreement with its Chief Executive Officer includes a bonus formula based on consolidated pre-tax profits of the Company (see “Chief Executive Officer Employment Agreement” below).  These plans are designed to create incentives for superior performance and to allow the Company’s executive officers to share in the success of the Company by rewarding the contributions of individual officers.  Focused on short-term or annual business results, these plans enable the Company to award designated executives with annual cash bonuses based on their contributions to the profits of the Company.

Long-Term Incentives

As part of its comprehensive compensation program, the Company stresses long-term incentives through awards of shares of its Common Stock through the grant of SARs or options to purchase Common Stock through its 2005 Stock Award Plan.  Grants and awards are aimed at attracting new personnel, recognizing and rewarding current executive officers for special individual accomplishments, and retaining high-performing officers and key employees by linking financial benefit to the performance of the Company (as reflected in the market price of Common Stock) and to continued employment with the Company.  Grants of SARs, stock options and other equity awards are generally determined on an individual-by-individual basis.  The factors considered are the individual's performance and potential for contributing to the Company's future growth, the number of SARs, stock options and awards previously granted to the individual and the Company's financial and operational performance.

The Company does not maintain any compensation plans for its executive officers or directors nor for any of its other employees which provide compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year other than the stock award plans discussed above and the Company's 401(k) Savings Plan discussed below.  The grant date fair market values of the SAR awards under the 2005 Stock Award Plan granted during fiscal year 2017 are shown in the Summary Compensation Table above.

Nonqualified Deferred Compensation Agreements

The Company has no tax-qualified defined benefit or actuarial retirement plans in effect.  It has entered into certain deferred compensation agreements with key employees, including its officers, providing for the payment of benefits upon retirement or death or upon the termination of employment not for cause.  The Company pays compensation benefits out of its working capital but has also purchased whole or universal life insurance (of which it is the sole beneficiary) on the lives of each of the participants to cover the optional lump sum obligations under the deferred compensation agreements upon the death of the participant.  The annual premiums paid during fiscal year 2018 were less than the increase in cash surrender value of the whole and universal life insurance policies.

The deferred compensation for participants in the program is reviewed annually by the Compensation Committee.  The annual benefit may be increased based upon recent performance, length of service, economic conditions and other factors.  The annual benefit to be provided to each of the Named Executive Officers upon his retirement is as follows:

Martin B. Bloch, Former President & CEO	$235,000
Markus Hechler, Executive VP	100,000
Oleandro Mancini, Senior VP	85,000

Such benefits are payable for the remaining life of the individual with a minimum payment over ten years (25 years for Mr. Bloch) to either the employee or his beneficiaries.  Benefits may be paid in a lump sum in the case of a participant’s death, disability or early termination of employment without cause.  The change in actuarial value in nonqualified deferred compensation benefits under the deferred compensation agreements for each of the Named Executive Officers is presented in the Summary Compensation Table.

Supplemental Separation Benefits

Included in the deferred compensation agreements of certain executive officers and certain key employees are provisions for supplemental separation benefits.  Under the agreements, in the event of a change in control or ownership of part or all of the Company which gives rise to discharge of any officer or employee without cause, then such officer or employee will receive supplemental severance pay equal to one and one-half times the employee’s average base salary plus cash bonus from the previous five calendar years prior to the change of control if such discharge occurs in the first year after the change of control.  If discharge occurs more than one year but less than two years after the change of control, then the employee will receive two-thirds of the five-year average of base salary and bonus.

Chief Executive Officer Employment Agreement

Pursuant to his employment agreement, Mr. Bloch’s base annual salary is $400,000.  Mr. Bloch also receives additional compensation of up to $52,000 in the form of financial planning advice and Company-paid premiums for life insurance coverage, the beneficiaries of which are Mr. Bloch’s heirs.  Mr. Bloch’s employment agreement provides a fixed annual bonus of 6% of the pre-tax profit of the Company with a cap on the pre-tax profit at $20,000,000, as well as separation benefits in the event of a change in control or ownership of part or all of the Company, continuation of disability, medical and life insurance, the cost of an annual physical examination and a new automobile every three years.  Mr. Bloch has been awarded SARs based on 313,000 shares of the Company’s Common Stock and the market value of the Common Stock as of the applicable date of grant.  The SARs are exercisable for a period of ten years from the date of grant with the exception of the fiscal years 2018 through 2015 awards which are exercisable for a period of five years from the date of grant.  (See “Outstanding Equity Awards at Fiscal Year-End” and footnote (9) under “Stock Ownership of Certain Beneficial Owners and Management” above.)

Executive Vice President, Secretary, Treasurer Employment Arrangement

The Company has not entered into an employment agreement with Mr. Hechler. Mr. Hechler’s annual base salary is $230,000.  Mr. Hechler also is paid an annual bonus based on the Company’s operating profits.  In fiscal year 2017, Mr. Hechler’s annual bonus was $45,000 and in fiscal year 2018, Mr. Hechler did not receive an annual bonus. In addition, the Company has entered into a deferred compensation agreement with Mr. Hechler providing for the payment of an annual benefit of $100,000 upon his retirement or death or upon the termination of his employment (other than for cause).  Mr. Hechler also is eligible for health, term life and disability insurance, the premiums of which are partially paid by the Company, and for reimbursement of medical expenses and an automobile leasing benefit.  Mr. Hechler was awarded SARs based on 60,000 shares of the Company’s Common Stock and the market value of the Common Stock as of the applicable date of grant.  The SARs are exercisable for a period of ten years from the date of grant with the exception of the fiscal years 2018 through 2015 awards which are exercisable for a period of five years from the date of grant. (See “Outstanding Equity Awards at Fiscal Year-End” and footnote (9) under “Stock Ownership of Certain Beneficial Owners and Management” above.)

Senior Vice President, Business Development Employment Arrangement

The Company has not entered into an employment agreement with Mr. Mancini.  Mr. Mancini’s annual base salary is $220,000.  Mr. Mancini is paid an annual bonus based on the revenues and operating profits generated by the FEI-NY, Gillam-FEI and FEI-Zyfer segments. In fiscal year 2017, Mr. Mancini’s annual bonus was $80,000 and in fiscal year 2018, Mr. Mancini’s annual bonus was $19,960. In addition, the Company has entered into a deferred compensation agreement with Mr. Mancini providing for the payment of an annual benefit of $85,000 upon his retirement or death or upon the termination of his employment (other than for cause).  Mr. Mancini also is eligible for health, term life and disability insurance, the premiums of which are partially paid by the Company, and for reimbursement of medical expenses and an automobile leasing arrangement. Mr. Mancini was awarded SARs based on 90,000 shares of the Company’s Common Stock and the market value of the Common Stock as of the applicable date of grant.  The SARs are exercisable for a period of ten years from the date of grant with the exception of the fiscal years 2018 through 2015 awards which are exercisable for a period of five years from the date of grant. (See “Outstanding Equity Awards at Fiscal Year-End” and footnote (9) under “Stock Ownership of Certain Beneficial Owners and Management” above.)

Employee Benefit Plans

Officers, including the Named Executive Officers, are eligible to participate in the Company’s 401(k) Savings Plan.  This plan permits eligible employees to defer a portion of their income through voluntary contributions to the plan.  Under the provisions of the plan, the Company makes discretionary matching contributions of the Company’s Common Stock, the fair market value of which may not exceed $3,000 in a calendar year.  All participants in the plan become fully vested in the Company contribution after six years of employment.  All of the Named Executive Officers are fully vested in the shares attributable to their accounts. (See footnote (6) under “Stock Ownership of Certain Beneficial Owners and Management” above.)

In addition, Mr. Bloch and Mr. Hechler were participants in the Company's Stock Bonus Plan and the ESOP which replaced it.  In May 2015, the ESOP plan was merged into the Company’s 401(k) Savings Plan.

Other Compensation

Officers (other than Mr. Bloch) and certain key employees are provided with a leased automobile to use for both business and personal purposes.  The operating costs of each vehicle are paid by the Company.  The value of any personal use is included in the taxable income of each employee.  Officers of the Company are also reimbursed for out-of-pocket medical expenses incurred by the officers and their families.  Such reimbursement is also included in the officers’ taxable income.

Equity Compensation Plan Information

Securities Authorized for Issuance under Equity Compensation Plans:

The following table sets forth as of April 30, 2018, the number of shares of Common Stock to be issued upon exercise of outstanding stock option grants and the number of shares available for future issuance under such plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options warrants and rights	Weighted-average exercise price of outstanding options warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity Compensation Plans
Approved by Security Holders (1)	1,495,500	$8.91	164,827

(1)     Equity compensation plans approved by security holders consist of the Company’s 2005 Stock Award Plan and 1998 Restricted Stock Plan.

Outstanding Equity Awards at Fiscal Year-End

The following table includes certain information with respect to the value of all unexercised SARs previously awarded to the Named Executive Officers outstanding at the end of the fiscal year, April 30, 2018.

Stock Appreciation Rights

Name	Number of Securities Underlying Unexercised SARs (#) Exercisable	Number of Securities Underlying Unexercised SARs (#) Unexercisable	SARs Exercise Price ($)	SARs Expiration Date (1)
Martin B. Bloch	12,000 55,000 55,000 55,000 55,000 55,000 12,000 2,500	-0- -0- -0- -0- -0- -0- 4,000 7,500	$3.150 4.60 9.70 7.25 8.82 10.38 13.24 10.58	1/29/19 10/26/19 4/11/21 12/18/21 9/13/22 8/8/23 4/29/20 8/18/21
Markus Hechler	10,000 10,000 10,000 10,000 7,500 2,500	-0- -0- -0- -0- 2,500 7,500	$9.70 7.25 8.82 10.38 13.24 10.58	4/11/21 12/18/21 9/13/22 8/8/23 4/29/20 8/18/21
Oleandro Mancini	6,000 10,000 12,000 12,000 10,000 10,000 10,000 5,000 2,500	-0- -0- -0- -0- -0- -0- -0- 5,000 7,500	$3.15 4.60 5.65 9.70 7.25 8.82 10.38 13.24 10.58	1/29/19 10/26/19 9/13/20 4/11/21 12/18/21 9/13/22 8/8/23 4/29/20 8/18/21

(1)

Stock options and SARs are generally exercisable cumulatively at 25% per year beginning one year after the date of grant.  In general, awards expire ten years after the date of grant but such terms may be modified at the discretion of the Company’s Compensation Committee.  The awards granted in fiscal years 2018 through 2015 are exercisable for a period of five years from the date of grant.  Grants are made at the market value of Common Stock as of the applicable date of grant.

ANNUAL REPORT

A copy of the Company's Annual Report on Form 10-K, as amended, is included herewith. The Company’s Annual Report on Form 10-K includes the financial statements for the fiscal year ended April 30, 2018. Additionally, the Annual Report on Form 10-K is available under the Investor Relations section of the Company’s website at http://www.frequencyelectronics.com.  Stockholders may also request printed copies of the Proxy Statement and the Annual Report on Form 10-K by calling the Company at (516) 794-4500, extension 2131, or by sending an email to investorrelations@freqelec.com.  For a charge of $50, the Company agrees to provide a copy of the exhibits to the Annual Report on Form 10-K, as amended, to any stockholder who requests such a copy. Exhibits to the Company’s Annual Report on Form 10-K, as amended, are also available on the SEC’s website at www.sec.gov.

STOCKHOLDERS SHARING THE SAME ADDRESS

SEC rules permit companies, brokers, banks or other intermediaries to deliver a single copy of a proxy statement and annual report to households at which two or more stockholders reside.  This practice, known as “house holding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.  Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to house holding will receive only one copy of the Company’s Proxy Statement and Annual Report on Form 10-K.

 If you would like to opt out of this practice for future mailings and receive separate proxy statements and annual reports for each stockholder sharing the same address, please contact your broker, bank or other intermediary.  You may also obtain a separate Proxy Statement and Annual Report on Form 10-K without charge by contacting the Company at Frequency Electronics, Inc., 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, Attention: Corporate Secretary; (516) 794-4500, extension 3100.  We will promptly send additional copies of the Proxy Statement or Annual Report on Form 10-K.  Stockholders sharing an address that are receiving multiple copies of the Proxy Statement and Annual Report on Form 10-K can request delivery of a single copy of future proxy statements and annual reports by contacting their broker, bank or other intermediary or by contacting the Company as indicated above.

OTHER MATTERS

As of the date of this Proxy Statement, the only business which the Board intends to present and knows that others will present at the Annual Meeting is hereinabove set forth.  If any other matter or matters are properly brought before the meeting or any adjournments thereof, it is the intention of the persons named in the accompanying Proxy to vote the Proxy on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/Steven L. Bernstein

STEVEN L. BERNSTEIN

Chief Financial Officer

Dated:  September 24, 2018